BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.


Supplement dated October 31, 2001 to
Prospectus dated January 31, 2001

         The following supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on page 4 of the Prospectus:

         On October 24, 2001, the shareholders of Brandywine Fund and Brandywine Blue Fund approved new investment advisory and sub-advisory agreements for each Fund. These agreements took effect on October 31, 2001 when Affiliated Managers Group, Inc. ("AMG") made a majority investment in Friess Associates, LLC ("Friess") (formerly Friess Associates, Inc.) and became its managing member. The new investment advisory agreements contain substantially the same terms and conditions, including compensation rate, as the former investment advisory agreements.

         Friess may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC ("Friess Delaware"). Pursuant to this sub-advisory arrangement Friess, not the Brandywine Funds, pays Friess Delaware a fee equal to 110% of the monthly expenses Friess Delaware incurs in performing its services as sub-adviser.

         Friess Delaware is a Securities and Exchange Commission registered investment adviser also having AMG as its managing member and majority investor. Friess Delaware is located at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807 and serves as sub-adviser to Friess as requested by Friess.

         For both Friess and Friess Delaware, all investment decisions are made by a team of investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the management team to whom they may delegate the authority.

         If you have any questions, you may e-mail Lynda Campbell at lc@friess.com or call 1-800-656-3017 or write to The Brandywine Funds, 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807.